                                                                     Exhibit 4.1


==================                [LOGO]                     ===================
|     Number     |             Gary Player                   |      Shares     |
|                |             -----------                   |                 |
==================                DIRECT                     ==================


              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
             AUTHORIZED: 200,000,000 COMMON SHARES, $.001 PAR VALUE

                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

THIS CERTIFIES THAT                                            CUSIP 72811Q 10 0
                         SPECIMEN

IS THE OWNER OF


            FULLY PAID AND NON-ASSESSABLE SHARES, PAR VALUE $.001, OF

                            GARY PLAYER DIRECT, INC.


transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to the Articles of Incorporation, to all of which the holder by acceptance hereby assents. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed in facsimile by its duly authorized officer and the facsimile seal of the Corporation to be duly affixed hereto.

Dated:                         ==================
                               |  GARY PLAYER   |
                               |  DIRECT, INC.  |
                               | CORPORATE SEAL |  /s/ Alfonso J. Cervantes, Jr.
                               |    DELAWARE    |
                               =================       PRESIDENT/SECRETARY



Countersigned:
CORPORATE STOCK TRANSFER, INC.
370 - 17th Street, Suite 2350, Denver, Colorado 80202

By: _______________________________________________
    Transfer Agent and Registrar Authorized Officer
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                            GARY PLAYER DIRECT, INC.
                         CORPORATE STOCK TRANSFER, INC.
                      TRANSFER FEE: $15.00 PER CERTIFICATE





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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common          UNIF GIFT MIN ACT - ........... Custodian for ...............
     TEN ENT -- as tenants by the entireties                        (Cust.)                     (Minor)
     JT TEN  -- as joint tenants with right                       under Uniform Gifts to Minors
                of survivorship and not as
                tenants in common                                 Act of ..................................
                                                                                     (State)

    ADDITIONAL ABBREVIATIONS MAY ALSO BE USED THOUGH NOT IN THE ABOVE LIST.

 For value received ..................... hereby sell, assign and transfer unto

                     PLEASE INSERT SOCIAL SECURITY OR OTHER
                         IDENTIFYING NUMBER OF ASSIGNEE

                            _______________________
                           /                       /
                           /_______________________/

               PLEASE PRINT OR TYPE NAME AND ADDRESS OF ASSIGNEE

                ................................................

                ................................................

                ................................................

                ......................................... Shares

                of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

                ................................................

                ................................................
                Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

                Dated .................. 19 ..........


SIGNATURE GUARANTEED:                        X
                                              -------------------------------

                                             X
                                              -------------------------------

     THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM.